                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-01241
                                                      ---------

                            Eaton Vance Growth Trust
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                  August 31 st
                                  ------------
                             Date of Fiscal Year End

                                 August 31, 2003
                                 ---------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EATON VANCE (R) MANAGED INVESTMENTS LOGO]


ANNUAL REPORT AUGUST 31, 2003

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND


"GRAPHIC IMAGE" [PHOTO]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

   The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

   The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

   EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

   If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

   Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, mutual funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
THOMAS E. FAUST JR.
PRESIDENT

Eaton Vance Worldwide Health Sciences Fund outperformed its benchmarks and its peer group for the year ended August 31, 2003. Class A shares had a total return of 22.51% during that period. That return was the result of an increase in net asset value (NAV) per share from $7.64 on August 31, 2002, to $9.36 on August 31, 2003.(1)

Class B shares had a total return of 21.55% for the same period, the result of an increase in NAV per share from $8.26 to $10.04.(1) Class C shares had a total return of 21.52% for the same period, the result of an increase in NAV per share from $6.83 to $8.30.(1) Class D shares had a total return of 21.35% for the same period, the result of an increase in NAV per share from $7.26 to $8.81.(1)

By comparison, the S&P 500 Composite Index had a return of 12.06% during the year ended August 31, 2003, while the Morgan Stanley Capital International Europe, Australasia and Far East Index had a return of 9.11% for the same period.(2) For the same one-year period, the average return of funds in the Lipper Health/Biotechnology Classification was 19.34%.(2)

AFTER A FALSE START, A CAUTIOUS BUT SUSTAINED RECOVERY IN THE STOCK MARKETS ...

The Fund has rebounded convincingly since health and biotechnology stocks bottomed late in the last fiscal year. Last fall, there appeared to be stirrings of economic improvement, both in the U.S. and abroad, and stocks rebounded strongly. However, the lead-up to the Iraq War created great anxiety, more accounting scandals surfaced, the SARS epidemic curtailed activity in Asia, and many businesses refrained from making investment commitments. Thus, the markets declined again amid all the uncertainty. However, since the onset of the war in Iraq, we believe the market has found its legs again and there have been hints of economic improvement over the summer. Accordingly, both the U.S. and international markets have rebounded significantly.

AMID UNCERTAINTY, OPPORTUNITIES FOR GROWTH ...

While the past year brought with it many challenges, we are pleased that the Fund once again delivered positive returns for Shareholders after a down year. We remain excited about the advancements in worldwide health sciences, and about the global investment opportunities those advancements can continue to represent.

Please turn to the interview with portfolio manager Samuel D. Isaly for his take on the health and biotechnology sector and the Fund's performance over the past year.

                                Sincerely,

                                /s/ Thomas E. Faust Jr.

                                Thomas E. Faust Jr.
                                President
                                October 3, 2003

FUND INFORMATION
as of August 31, 2003

PERFORMANCE(1)                                                                   CLASS A    CLASS B    CLASS C    CLASS D
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                                                                           22.51%     21.55%     21.52%     21.35%
Five Years                                                                         22.53      21.63      21.60       N.A.
Ten Years                                                                          17.64       N.A.       N.A.       N.A.
Life of Fund+                                                                      16.61      14.75      15.43      -2.94

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                                                                           15.41%     16.55%     20.52%     16.35%
Five Years                                                                         21.07      21.44      21.60       N.A.
Ten Years                                                                          16.94       N.A.       N.A.       N.A.
Life of Fund+                                                                      16.23      14.75      15.43      -4.43

+ Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/05/98; Class D: 3/02/01

TEN LARGEST HOLDINGS(3)

Genentech, Inc.                       7.5%
Amgen,Inc.                            7.3
Genzyme Corp.                         6.5
Wyeth Corp.                           5.4
Gilead Sciences, Inc.                 5.2
Pfizer, Inc.                          4.6
Novartis AG                           4.4
Serono SA                             4.2
Schering-Plough Corp.                 4.0
IDEC Pharmaceuticals Corp.            3.9

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed within 3 months of purchase (including exchanges) are subject to a 1% redemption fee.

(2)  It is not possible to invest directly in an Index or a Lipper
     Classification.

(3) Ten largest holdings accounted for 53.0% of the Portfolio's total net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES
 ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2003

MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY, PRESIDENT, ORBIMED ADVISORS LLC, INVESTMENT ADVISER TO WORLDWIDE HEALTH SCIENCES PORTFOLIO

[PHOTO OF SAMUEL D. ISALY]
SAMUEL D. ISALY
PORTFOLIO MANAGER

Q: SAM, WOULD YOU GIVE SHAREHOLDERS AN OVERVIEW OF THE FUND'S PERFORMANCE THIS YEAR?

A: Worldwide Health Sciences Fund benefited from a reversal in several of the negative factors that had caused last year to be a down year: earnings improved; the FDA was active rather than moribund; and there was evidence of scientific progress after a bit of a lull during the prior period.

Q: WAS THE EARNINGS IMPROVEMENT SEEN IN BOTH PHARMACEUTICAL COMPANIES, WHICH HAD BEEN SLUMPING, AND IN BIOTECH?

A: Yes. In calendar year 2002, large pharmaceutical companies had an earnings-per-share (EPS) growth rate in the very low single digits and established biotechnology companies had an EPS increase of about 10%. For calendar year 2003, we expect those growth rates to rise. While we can't say for sure what will happen by the end of 2003, there has been an earnings acceleration so far in 2003, which has contributed to better stock prices and better returns for the Fund.

Q: WHAT ABOUT THE FDA? YOU MENTIONED THAT THE AGENCY HAD BEEN MORE ACTIVE - HOW SO?

A:  As we had anticipated, the appointment of an FDA commissioner, Mark
    B. McClellan, M.D., Ph.D., has made a major difference in the health/biotech sector. We characterize McClellan as "innovation-friendly," and he's working very hard to speed up the decision-making process for new drug candidates. We believe that the new commissioner is attentive to making timely regulatory decisions, both positive and negative, and thus is expediting the review process. According to the FDA, the average review time for an innovative new drug is now only 6 months, with some drugs and products being approved even faster.

SECTOR DISTRIBUTION+
As a percentage of total net assets

Specialty Capitalization/Biotechnology            24%
Other                                              3%
Major Capitalization/Pharmaceuticals              72%

REGIONAL DISTRIBUTION+
As a percentage of total net assets

North America                                  68.30%
Europe                                         18.23%
Far East                                        9.76%
Other                                           3.71%

+ As of August 31, 2003. Sector and Regional Distributions are subject to change due to active management.

    Indeed, overall, the political climate was more favorable to the sector in the year ended August 31, 2003. We have a Republican administration (generally considered to be better for business) that we believe will have an impact on the coverage of prescription drugs under Medicare. It's not certain at this writing, in these remaining weeks of the Congress, that a Medicare reform bill will be passed in calendar year 2003. But we believe the version of the bill most likely to survive until the next session is one that fragments the decision-making process regarding pharmaceuticals among private benefit providers, which in our opinion will reduce the power of any one single decision-maker to control prices and utilization. We believe this is a positive development for the industry.

Q: SAM, YOU INDICATED THAT THERE HAD BEEN NOTABLE SCIENTIFIC PROGRESS OVER THE PAST YEAR. CAN YOU GIVE US AN EXAMPLE?

A: Sure. Evidence of technological advance has accelerated. That was most dramatic in the case of Genentech, which is developing a drug for the treatment of colon cancer. The drug, Avastin, showed great promise in its reported trial results. Genentech had been a large holding for the Portfolio and the stock price has reacted positively since the announcement of the drug's successful late-stage trials. Genentech was a successful investment for us, and Avastin has been a model for the promise of dramatic scientific advance. There were a number of compelling stories in the cancer drug area, as well as in other areas, along with an increase in the number of FDA approvals in the past year. These types of advances really added to performance.

Q:  WERE THERE ANY SIGNIFICANT SHIFTS IN HOW YOU POSITIONED THE PORTFOLIO?

A: Geographically, we increased our weighing in U.S. stocks from 59% to 68% since August 31, 2002; European holdings went from 20% to 18%; and Far East stocks held by the Portfolio were pared down from about 16% to 10%. We also sold a few Far East stocks that did not contribute good relative performance.

    Around August of last year, we had repositioned the Portfolio to favor larger, profitable biotech companies. That turned out to be an appropriate and successful move, and we continued to build on that and invest in companies that are somewhat new and not yet profitable. These are companies that we think can be important, valuable holdings for the Portfolio going forward. We like to call such companies "discovery companies" - they are pushing the boundaries of what we think of as "biotechnology," discovering new products, and offering promising opportunities for long-term growth as they move to profitability.

Q:  DO YOU ANTICIPATE MAINTAINING THIS FOCUS WITHIN THE PORTFOLIO?

A: Yes, we do anticipate maintaining this focus. When we look forward, we believe that discovery companies will stimulate investor interest in the sector as they move toward profitability. We continue to believe that innovations in science will contribute to a large number of new products later in the decade that will present us with exciting investment opportunities.

      THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND as of August 31, 2003

FUND PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WORLDWIDE HEALTH SCIENCES FUND, CLASS A vs. THE STANDARD & POOR'S 500 AND THE MSCI EUROPE, AUSTRALASIA AND FAR EAST INDEX*

August 31, 1993 - August 31, 2003


            EATON VANCE
          WORLDWIDE HEALTH
           SCIENCES FUND
            CLASS A AT             S&P          EAFE
   DATE        NAV                 500         INDEX
-----------------------------------------------------
 8/31/1993       10000             10000       10000
 9/30/1993     10160.9           9923.31     9774.91
10/31/1993     10524.1          10128.44    10076.13
11/30/1993     10492.9          10031.91     9195.38
12/31/1993     10941.8          10153.19     9859.36
 1/31/1994     11373.9          10498.05    10692.94
 2/28/1994     10885.7          10213.36    10663.34
 3/31/1994     10229.2           9768.94    10204.03
 4/30/1994     10128.2           9894.09    10636.99
 5/31/1994       10044          10055.83    10575.92
 6/30/1994     9600.76           9809.76    10725.34
 7/31/1994     9628.81          10131.64    10828.51
 8/31/1994     10268.5          10546.08    11084.88
 9/30/1994       10420           10288.4    10735.75
10/31/1994     10274.1          10519.21    11093.25
11/30/1994       10385          10136.64    10560.11
12/31/1994     10239.6          10286.71    10626.23
 1/31/1995     10730.3          10553.29    10218.02
 2/28/1995     10978.7          10964.16     10188.7
 3/31/1995     11081.7          11287.17    10824.18
 4/30/1995     11299.9          11619.28    11231.26
 5/31/1995     11784.6          12082.76    11097.38
 6/30/1995     12487.4          12363.15    10902.76
 7/31/1995     13505.3          12772.95    11581.53
 8/31/1995     14183.9          12804.83    11139.73
 9/30/1995     14377.8          13344.92     11357.3
10/31/1995     14129.4          13297.24    11052.01
11/30/1995     14729.5           13880.3    11359.52
12/31/1995     16507.2          14147.67     11817.2
 1/31/1996     17337.7          14628.63    11865.71
 2/29/1996     17365.1          14764.72    11905.82
 3/31/1996     17516.1          14906.88    12158.65
 4/30/1996     18319.2          15126.45    12512.15
 5/31/1996     19156.6          15515.89     12281.9
 6/30/1996     19060.5          15575.04    12351.03
 7/31/1996     17536.7          14887.32    11990.04
 8/31/1996     18586.9          15201.82    12016.31
 9/30/1996     19125.9          16056.65    12335.53
10/31/1996     18651.7          16499.19     12209.3
11/30/1996     18694.8          17745.24    12695.09
12/31/1996     19542.6          17393.72    12531.78
 1/31/1997     20390.4          18479.81     12093.2
 2/28/1997     20821.5          18624.89       12291
 3/31/1997     20146.1          17861.05     12335.5
 4/30/1997     19355.8          18926.39    12400.96
 5/31/1997     21468.1          20077.83    13207.94
 6/30/1997     21856.1          20976.83    13936.32
 7/31/1997     22732.6             22645    14161.78
 8/31/1997     21871.7          21377.34    13104.12
 9/30/1997     24303.6          22547.44    13838.19
10/31/1997     22867.9          21795.26    12774.52
11/30/1997     22076.8          22803.38     12644.3
12/31/1997     21593.4          23194.72    12754.58
 1/31/1998     22311.2          23451.02     13337.9
 2/28/1998     23058.4          25141.43    14193.73
 3/31/1998     23043.7          26427.85    14630.78
 4/30/1998     22794.7           26693.6    14746.59
 5/31/1998     21915.7          26235.41    14675.01
 6/30/1998     21608.1           27300.3    14786.11
 7/31/1998       21403          27010.34    14936.02
 8/31/1998     18385.2          23109.22     13085.6
 9/30/1998     20963.5          24589.68    12684.42
10/31/1998     23131.6          26588.05    14006.65
11/30/1998     24347.5          28198.84    14724.24
12/31/1998     26656.8          29822.72     15305.1
 1/31/1999     26961.6          31069.35    15259.91
 2/28/1999     25620.4          30103.89    14896.23
 3/31/1999     25147.9             31308    15518.02
 4/30/1999     24538.2          32520.39    16146.81
 5/31/1999     24294.4          31753.55    15315.25
 6/30/1999     25300.3          33514.38    15912.35
 7/31/1999     27068.3          32468.91    16385.32
 8/31/1999     28180.9          32308.17    16445.16
 9/30/1999     27799.8          31423.56    16610.69
10/31/1999     28985.1          33411.22    17232.85
11/30/1999       29895          34090.36     17831.6
12/31/1999     33032.7          36096.96    19432.02
 1/31/2000     35968.2          34283.58    18197.33
 2/29/2000     46473.3          33635.28     18687.2
 3/31/2000       45121          36923.66    19411.59
 4/30/2000     44296.4          35813.17    18390.09
 5/31/2000     43917.1          35078.01    17940.94
 6/30/2000     54125.4          35942.93    18642.58
 7/31/2000     54207.9           35381.5    17860.99
 8/31/2000     61018.9          37577.96    18016.02
 9/30/2000     61563.1           35594.6    17138.79
10/31/2000     58753.9          35443.62    16733.94
11/30/2000     57503.4           32651.3    16106.41
12/31/2000     60005.3          32811.49    16678.89
 1/31/2001     57270.7          33974.91    16670.29
 2/28/2001       54175          30879.01    15420.56
 3/31/2001     48447.9           28923.9    14392.61
 4/30/2001     52472.4           31169.8    15392.78
 5/31/2001     56238.8          31378.91    14849.51
 6/30/2001     54948.9          30615.46    14242.23
 7/31/2001     52575.5          30313.96     13983.1
 8/31/2001     53039.9          28418.16    13628.74
 9/30/2001     50497.1          26123.51    12248.33
10/31/2001     53154.9          26621.94    12562.04
11/30/2001     55704.1          28663.51    13025.11
12/31/2001     56029.6          28914.76    13102.49
 1/31/2002     52124.3          28493.04     12406.3
 2/28/2002     51256.5          27943.43    12493.32
 3/31/2002     51907.3          28994.48    13169.11
 4/30/2002     48327.5          27237.38    13256.38
 5/31/2002     47188.5          27037.43    13424.35
 6/30/2002     43771.4          25112.22    12889.99
 7/31/2002     42144.2          23155.19    11617.48
 8/31/2002     41439.1          23306.78    11591.11
 9/30/2002     38455.9          20776.08     10346.3
10/31/2002     41601.8          22602.97    10902.37
11/30/2002     42957.8          23932.06    11397.18
12/31/2002     41493.3          22526.82    11013.95
 1/31/2003     41330.6          21937.83    10554.15
 2/28/2003     39594.9          21608.19    10311.93
 3/31/2003     41547.6           21817.4    10109.32
 4/30/2003     44096.8          23613.66    11100.16
 5/31/2003       49575          24856.61    11772.74
 6/30/2003     49412.3          25174.16    12057.24
 7/31/2003     52232.8          25618.22    12349.11
 8/31/2003     50768.3          26116.84    12647.33

$47,839**

** Fund, including maximum sales charge

PERFORMANCE**                                                                    CLASS A    CLASS B    CLASS C    CLASS D
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                                                                           22.51%     21.55%     21.52%     21.35%
Five Years                                                                         22.53      21.63      21.60       N.A.
Ten Years                                                                          17.64       N.A.       N.A.       N.A.
Life of Fund+                                                                      16.61      14.75      15.43      -2.94

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                                                                           15.41%     16.55%     20.52%     16.35%
Five Years                                                                         21.07      21.44      21.60       N.A.
Ten Years                                                                          16.94       N.A.       N.A.       N.A.
Life of Fund+                                                                      16.23      14.75      15.43      -4.43

+ Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/05/98; Class D: 3/02/01

*  Source: Thomson Financial. Investment operations commenced 7/26/85.

   The performance chart above compares the Fund's total return with that of broad-based securities market Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - an index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/23/96 at net asset value would have been worth $25,980 on August 31, 2003. An investment in the Fund's Class C shares on 1/5/98 at net asset value would have been worth $22,495 on August 31, 2003. An investment in the Fund's Class D shares on 3/2/01 at net asset value would have been worth $9,281 on August 31, 2003; $8,929 including applicable CDSC. Past performance does not predict future performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed within 3 months of purchase (including exchanges) are subject to a 1% redemption fee. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2003
Assets
--------------------------------------------------------
Investment in Worldwide Health Sciences
   Portfolio, at value (identified cost,
   $1,944,266,125)                        $2,108,247,106
Receivable for Fund shares sold                6,770,076
Tax reclaims receivable                          709,997
--------------------------------------------------------
TOTAL ASSETS                              $2,115,727,179
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    4,342,701
Payable to affiliate for distribution
   and service fees                              361,646
Accrued expenses                                 728,244
--------------------------------------------------------
TOTAL LIABILITIES                         $    5,432,591
--------------------------------------------------------
NET ASSETS                                $2,110,294,588
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $2,105,904,418
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (158,598,479)
Accumulated net investment loss               (1,091,918)
Net unrealized appreciation                       99,586
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          163,980,981
--------------------------------------------------------
TOTAL                                     $2,110,294,588
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  985,768,649
SHARES OUTSTANDING                           105,335,692
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.36
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $9.36)       $         9.93
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $  712,385,236
SHARES OUTSTANDING                            70,967,101
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.04
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  396,329,594
SHARES OUTSTANDING                            47,725,813
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         8.30
--------------------------------------------------------
Class D Shares
--------------------------------------------------------
NET ASSETS                                $   15,811,109
SHARES OUTSTANDING                             1,793,806
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         8.81
--------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2003
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
  (net of foreign taxes, $1,196,519)      $ 13,110,316
Interest allocated from Portfolio              799,179
Expenses allocated from Portfolio          (20,174,642)
------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $ (6,265,147)
------------------------------------------------------
Expenses
------------------------------------------------------
Management fee                            $  4,012,935
Trustees' fees and expenses                      3,579
Distribution and service fees
   Class A                                   2,021,437
   Class B                                   6,103,363
   Class C                                   3,264,637
   Class D                                     123,965
Transfer and dividend disbursing agent
   fees                                      5,109,474
Printing and postage                           671,326
Registration fees                              115,123
Legal and accounting services                   44,992
Miscellaneous                                  170,559
------------------------------------------------------
TOTAL EXPENSES                            $ 21,641,390
------------------------------------------------------

NET INVESTMENT LOSS                       $(27,906,537)
------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(91,001,340)
   Foreign currency transactions            (1,189,105)
------------------------------------------------------
NET REALIZED LOSS                         $(92,190,445)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments from Portfolio
      (identified cost basis)             $473,193,601
   Foreign currency                             (3,404)
   Foreign currency from Portfolio             (41,646)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $473,148,551
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $380,958,106
------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $353,051,569
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2003  AUGUST 31, 2002
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $   (27,906,537) $   (24,558,576)
   Net realized loss                          (92,190,445)     (97,119,140)
   Net change in unrealized
      appreciation (depreciation)             473,148,551     (385,568,965)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $   353,051,569  $  (507,246,681)
--------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $            --  $   (34,749,701)
      Class B                                          --      (25,206,326)
      Class C                                          --      (12,959,977)
      Class D                                          --         (181,155)
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $            --  $   (73,097,159)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $   273,635,116  $   560,623,027
      Class B                                  95,975,947      274,574,887
      Class C                                  90,493,237      212,228,577
      Class D                                   4,375,026       12,467,525
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                          --       32,353,445
      Class B                                          --       23,411,034
      Class C                                          --       12,224,978
      Class D                                          --          172,963
   Cost of shares redeemed
      Class A                                (225,674,191)    (335,312,560)
      Class B                                 (98,015,108)    (121,726,962)
      Class C                                 (69,481,924)     (75,863,961)
      Class D                                  (1,961,723)      (2,522,156)
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $    69,346,380  $   592,630,797
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   422,397,949  $    12,286,957
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $ 1,687,896,639  $ 1,675,609,682
--------------------------------------------------------------------------
AT END OF YEAR                            $ 2,110,294,588  $ 1,687,896,639
--------------------------------------------------------------------------

Accumulated net investment loss included in net assets
--------------------------------------------------------------------------
AT END OF YEAR                            $    (1,091,918) $            --
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  7.640       $ 10.280       $ 12.330       $  6.160        $ 4.180
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.096)      $ (0.082)      $ (0.094)      $ (0.114)       $(0.061)
Net realized and unrealized
   gain (loss)                        1.816         (2.108)        (1.447)         6.758          2.265
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.720       $ (2.190)      $ (1.541)      $  6.644        $ 2.204
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain             $     --       $ (0.450)      $ (0.509)      $ (0.474)       $(0.224)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $     --       $ (0.450)      $ (0.509)      $ (0.474)       $(0.224)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  9.360       $  7.640       $ 10.280       $ 12.330        $ 6.160
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       22.51%        (21.87)%       (13.08)%       116.52%         53.28%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $985,769       $772,283       $783,176       $418,904        $89,214
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.99%          1.69%          1.71%          1.79%          1.69%
   Interest expense(3)                   --             --             --             --           0.01%
   Net expenses after
      custodian fee
      reduction(3)                     1.97%          1.67%          1.69%          1.74%          1.63%
   Net investment loss                (1.18)%        (0.90)%        (0.89)%        (1.29)%        (1.11)%
Portfolio Turnover of the
   Portfolio                             27%            38%            24%            31%            41%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  8.260       $ 11.150       $ 13.670       $  7.060       $  4.880
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.169)      $ (0.164)      $ (0.190)      $ (0.198)      $ (0.107)
Net realized and unrealized
   gain (loss)                        1.949         (2.276)        (1.589)         7.520          2.623
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.780       $ (2.440)      $ (1.779)      $  7.322       $  2.516
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain             $     --       $ (0.450)      $ (0.741)      $ (0.712)      $ (0.336)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $     --       $ (0.450)      $ (0.741)      $ (0.712)      $ (0.336)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.040       $  8.260       $ 11.150       $ 13.670       $  7.060
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       21.55%        (22.43)%       (13.75)%       114.93%         52.29%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $712,385       $593,993       $621,963       $411,280       $107,923
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               2.74%          2.44%          2.45%          2.54%          2.29%
   Interest expense(3)                   --             --             --             --           0.01%
   Net expenses after
      custodian fee
      reduction(3)                     2.72%          2.42%          2.43%          2.49%          2.23%
   Net investment loss                (1.93)%        (1.66)%        (1.64)%        (2.03)%        (1.70)%
Portfolio Turnover of the
   Portfolio                             27%            38%            24%            31%            41%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  6.830       $  9.310       $ 11.530       $  6.070        $ 4.230
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.140)      $ (0.134)      $ (0.158)      $ (0.182)       $(0.100)
Net realized and unrealized
   gain (loss)                        1.610         (1.896)        (1.321)         6.354          2.276
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.470       $ (2.030)      $ (1.479)      $  6.172        $ 2.176
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain             $     --       $ (0.450)      $ (0.741)      $ (0.712)       $(0.336)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $     --       $ (0.450)      $ (0.741)      $ (0.712)       $(0.336)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.300       $  6.830       $  9.310       $ 11.530        $ 6.070
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       21.52%        (22.46)%       (13.70)%       114.90%         52.16%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $396,330       $310,766       $266,628       $128,973        $ 7,778
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               2.74%          2.44%          2.46%          2.53%          2.44%
   Interest expense(3)                   --             --             --             --           0.01%
   Net expenses after
      custodian fee
      reduction(3)                     2.72%          2.42%          2.44%          2.48%          2.38%
   Net investment loss                (1.93)%        (1.65)%        (1.64)%        (2.02)%        (1.82)%
Portfolio Turnover of the
   Portfolio                             27%            38%            24%            31%            41%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      CLASS D
                                  ------------------------------------------------
                                               YEAR ENDED AUGUST 31,
                                  ------------------------------------------------
                                    2003(1)        2002(1)          2001(1)(2)
----------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 7.260        $ 9.860           $10.000
----------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------
Net investment loss                 $(0.149)       $(0.135)          $(0.088)
Net realized and unrealized
   gain (loss)                        1.699         (2.015)           (0.052)
----------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.550        $(2.150)          $(0.140)
----------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------
From net realized gain              $    --        $(0.450)          $    --
----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(0.450)          $    --
----------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.810        $ 7.260           $ 9.860
----------------------------------------------------------------------------------

TOTAL RETURN(3)                       21.35%        (22.43)%           (1.40)%
----------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $15,811        $10,854           $ 3,842
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)               2.74%          2.44%             2.48%(5)
   Net expenses after
      custodian fee
      reduction(4)                     2.72%          2.42%             2.46%(5)
   Net investment loss                (1.93)%        (1.59)%           (1.77)%(5)
Portfolio Turnover of the
   Portfolio                             27%            38%               24%
----------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Effective August 1, 2003, the Fund began offering Class R shares although none were issued as of August 31, 2003. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

   At August 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $63,699,371 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire as follows: $16,987,050 on August 31, 2010 and $46,712,321 on August 31, 2011. At August 31, 2003, net capital losses of $94,027,110 attributable to security transactions incurred after October 31, 2002 and net currency losses of $1,137,887 attributable to foreign currency transactions incurred after October 31, 2002 are treated as arising on the first day of the Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. For the year ended August 31, 2003, $35,665 credit balances were used to reduce the Fund's custodian fee.

 E Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

 F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade-date basis.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the first $500 million in average daily net assets of the Fund, 0.23% of the next $500 million of average net assets, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net asset of $2 billion but less than $3 billion, and 0.167% of average net assets of $3 billion or more. For the year ended August 31, 2003, the fee was equivalent to 0.23% of the Fund's average daily net assets and amounted to $4,012,935. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2003, EVM earned $391,952 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $438,397 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2003. EVD also received from the Fund approximately $134,000 in fees for share repurchase transactions for the year ended August 31, 2003.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2003          2002
    --------------------------------------------------------------------
    Sales                                      32,697,645    59,857,405
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --     3,684,903
    Redemptions                               (28,447,600)  (38,643,242)
    --------------------------------------------------------------------
    NET INCREASE                                4,250,045    24,899,066
    --------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2003          2002
    --------------------------------------------------------------------
    Sales                                      10,600,648    26,822,768
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --     2,448,854
    Redemptions                               (11,566,481)  (13,111,303)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (965,833)   16,160,319
    --------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS C                                       2003          2002
    --------------------------------------------------------------------
    Sales                                      12,008,224    25,176,518
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --     1,545,509
    Redemptions                                (9,774,048)   (9,868,630)
    --------------------------------------------------------------------
    NET INCREASE                                2,234,176    16,853,397
    --------------------------------------------------------------------

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS D                                       2003          2002
    --------------------------------------------------------------------
    Sales                                         561,705     1,405,305
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --        20,566
    Redemptions                                  (263,798)     (319,700)
    --------------------------------------------------------------------
    NET INCREASE                                  297,907     1,106,171
    --------------------------------------------------------------------

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the years ended August 31, 2003 and August 31, 2002, the Fund received $56,963 and $62,034, respectively, in redemption fees on Class A shares, which were less than $0.001 per share.

5 Distribution Plans
-------------------------------------------
   Each Class of the Fund has in effect a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares. EVD may pay up to the entire amount of the Class A distribution fee to investment dealers for providing personal services to shareholders. For the year ended August 31, 2003, the Class A shares paid or accrued $2,021,437 payable to EVD. The Plans require the Class B, Class C and Class D shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to each class. With respect to Class B, Class C and Class D, each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25% and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $4,577,522, $2,448,478 and $92,974 for Class B, Class C and Class D shares, respectively, payable to EVD for the year ended August 31, 2003, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At August 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $28,197,000, $34,688,000 and $747,000 for
   Class B, Class C and Class D shares, respectively.

   The Plans authorize the Class B, Class C, and Class D shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to Class B, Class C and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2003 amounted to $1,525,841, $816,159 and $30,991 for Class B, Class C and
   Class D shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2003, the Fund was informed that EVD received approximately $2,349,000, $98,000 and $82,000 of CDSC paid by shareholders for Class B, Class C and Class D shares, respectively.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2003 aggregated $461,854,115 and $415,610,437, respectively.

8 Shareholder Meeting (Unaudited)
-------------------------------------------
   The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                  NUMBER OF SHARES
                                              ------------------------
    NOMINEE FOR TRUSTEE                       AFFIRMATIVE   WITHHOLD
    ------------------------------------------------------------------
    Jessica M. Bibliowicz                      162,498,875   2,135,576
    Donald R. Dwight                           162,551,344   2,083,106
    James B. Hawkes                            162,602,201   2,032,250
    Samuel L. Hayes, III                       162,562,139   2,072,312
    William H. Park                            162,586,749   2,047,701
    Norton H. Reamer                           162,548,326   2,086,125
    Lynn A. Stout                              162,565,941   2,068,509

   Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund (the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2003

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.04%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Major Capitalization - Europe -- 15.27%(1)
-----------------------------------------------------------------------------------
Altana AG                                 1,520,000   $   78,024,571         3.70%
Novartis AG                               2,500,000       91,941,300         4.36%
Sanofi-Synthelabo SA                      1,125,000       63,299,520         3.00%
Serono SA                                   140,000       88,677,831         4.21%
-----------------------------------------------------------------------------------
                                                      $  321,943,222        15.27%
-----------------------------------------------------------------------------------
Major Capitalization - Far East -- 7.04%(1)
-----------------------------------------------------------------------------------
Chugai Pharmaceuticals Co., Ltd.          4,249,700   $   44,992,327         2.13%
Fujisawa Pharmaceutical Co., Ltd.         2,000,000       38,374,234         1.82%
Takeda Chemical Industries, Ltd.          1,800,000       65,064,885         3.09%
-----------------------------------------------------------------------------------
                                                      $  148,431,446         7.04%
-----------------------------------------------------------------------------------
Major Capitalization - North America  -- 50.01%(1)
-----------------------------------------------------------------------------------
Amgen, Inc.(2)                            2,341,000   $  154,271,900         7.32%
Genentech, Inc.(2)                        1,999,300      158,744,420         7.53%
Genzyme Corp.(2)                          2,916,000      137,489,400         6.52%
Gilead Sciences, Inc.(2)                  1,640,000      109,388,000         5.19%
IDEC Pharmaceuticals Corp.(2)             2,351,600       81,718,100         3.88%
Lilly (Eli) & Co.                         1,166,000       77,573,980         3.68%
MedImmune, Inc.(2)                        1,150,000       40,100,500         1.90%
Pfizer, Inc.                              3,241,200       96,976,704         4.60%
Schering-Plough Corp.                     5,500,000       83,545,000         3.96%
Wyeth Corp.                               2,673,000      114,538,050         5.43%
-----------------------------------------------------------------------------------
                                                      $1,054,346,054        50.01%
-----------------------------------------------------------------------------------
Specialty Capitalization - Europe  -- 2.96%
-----------------------------------------------------------------------------------
Actelion Ltd.(2)                            648,100   $   46,281,287         2.20%
Berna Biotech AG(2)                       1,393,210       15,918,420         0.76%
-----------------------------------------------------------------------------------
                                                      $   62,199,707         2.96%
-----------------------------------------------------------------------------------
Specialty Capitalization - Far East  -- 2.72%
-----------------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.           2,300,000   $   27,975,502         1.33%
Tanabe Seiyaku Co., Ltd.                  4,155,000       29,326,481         1.39%
-----------------------------------------------------------------------------------
                                                      $   57,301,983         2.72%
-----------------------------------------------------------------------------------
Specialty Capitalization - North America  -- 18.04%
-----------------------------------------------------------------------------------
Abgenix, Inc.(2)                          1,555,000   $   20,215,000         0.96%
Affymetrix, Inc.(2)                       2,236,000       51,472,720         2.44%
ArQule, Inc.(2)                             127,500          522,750         0.02%
Atrix Laboratories, Inc.(2)                 964,000       29,112,800         1.38%
                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------

Specialty Capitalization - North America (continued)
-----------------------------------------------------------------------------------
Caliper Technologies Corp.(2)               778,000   $    4,084,500         0.19%
Cardiomedics, Inc.(2)(3)(4)                   5,319                0         0.00%
Enzon Pharmaceuticals, Inc.(2)            2,699,000       30,687,630         1.46%
Gen-Probe, Inc.(2)                          755,000       47,746,200         2.26%
Given Imaging Ltd.(2)(3)(4)                 485,000        5,548,400         0.26%
Human Genome Sciences, Inc.(2)            3,250,000       46,280,000         2.20%
ICOS Corp.(2)                             1,200,000       46,728,000         2.22%
Immunomedics, Inc.(2)                     1,125,600        9,927,792         0.47%
Incyte Corp.(2)                           1,296,600        5,134,536         0.24%
Ligand Pharmaceuticals, Inc., Class B(2)  3,100,000       43,059,000         2.04%
Molecular Devices Corp.(2)                  934,400       18,127,360         0.86%
Pharmacopeia, Inc.(2)                     1,166,000       14,283,500         0.68%
Savient Pharmaceuticals, Inc.(2)          1,701,000        7,484,400         0.36%
-----------------------------------------------------------------------------------
                                                      $  380,414,588        18.04%
-----------------------------------------------------------------------------------
Total Common Stocks
   (identified cost $1,856,926,804)                   $2,024,637,000
-----------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.25%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America  -- 0.25%
-----------------------------------------------------------------------------------
Acadia Pharmaceuticals, Inc.(2)(3)(4)     1,063,212   $    2,870,673         0.14%
Memory Pharmaceutical Corp.,
Series C(2)(3)(4)                           400,000          860,000         0.04%
Memory Pharmaceutical Corp.,
Series D(2)(3)(4)                           441,861          950,001         0.04%
Predix Pharmaceuticals Holdings, Inc.,
Series B(2)(3)(4)                            64,600          626,304         0.03%
-----------------------------------------------------------------------------------
                                                      $    5,306,978         0.25%
-----------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $8,950,002)                       $    5,306,978
-----------------------------------------------------------------------------------

WARRANTS AND OPTIONS -- 0.00%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America  -- 0.00%
-----------------------------------------------------------------------------------
Given Imaging Warrants,
Exp. 9/15/2011(2)(3)(4)                       1,283   $       10,187         0.00%
Orchid BioSciences, Inc. Options, Exp.
7/24/11, 12/21/11(2)(3)(4)                    2,898                0         0.00%

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------

Specialty Capitalization - North America (continued)
-----------------------------------------------------------------------------------
Orchid BioSciences, Inc. Warrants,
Exp. 5/24/2004(2)(3)(4)                     100,000   $        8,000         0.00%
-----------------------------------------------------------------------------------
                                                      $       18,187         0.00%
-----------------------------------------------------------------------------------
Total Warrants and Options
   (identified cost $0)                               $       18,187
-----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.95%

                                          PRINCIPAL
                                          AMOUNT
                                          (000'S                      PERCENTAGE OF
SECURITY                                  OMITTED)    VALUE           NET ASSETS
-----------------------------------------------------------------------------------
American Express Credit Corp.,
1.03%, 9/3/03                             $  31,500   $   31,498,197         1.49%
Investors Bank and Trust Time Deposit,
1.12%, 9/2/03                                30,775       30,775,000         1.46%
-----------------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $62,273,197)                   $   62,273,197
-----------------------------------------------------------------------------------
Total Investments
   (identified cost $1,928,150,003)                   $2,092,235,362        99.24%
-----------------------------------------------------------------------------------
Other Assets, Less Liabilities                        $   16,011,960         0.76%
-----------------------------------------------------------------------------------
Net Assets                                            $2,108,247,322       100.00%
-----------------------------------------------------------------------------------

 (1)  Major capitalization is defined as market value of $5 billion or more.
 (2)  Non-income producing security.
 (3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (4)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2003
Assets
--------------------------------------------------------
Investments, at value
   (identified cost, $1,928,150,003)      $2,092,235,362
Cash                                              42,936
Receivable for investments sold               13,969,119
Interest and dividends receivable              1,492,657
Tax reclaims receivable                          566,193
--------------------------------------------------------
TOTAL ASSETS                              $2,108,306,267
--------------------------------------------------------

Liabilities
--------------------------------------------------------
Accrued expenses                          $       58,945
--------------------------------------------------------
TOTAL LIABILITIES                         $       58,945
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $2,108,247,322
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,944,199,287
Net unrealized appreciation (computed on
   the basis of identified cost)             164,048,035
--------------------------------------------------------
TOTAL                                     $2,108,247,322
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2003
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $1,196,546)                            $ 13,110,747
Interest                                       799,256
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 13,910,003
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $ 15,719,349
Administration fee                           4,011,629
Trustees' fees and expenses                     28,207
Custodian fee                                  645,904
Legal and accounting services                   42,699
Miscellaneous                                   20,864
------------------------------------------------------
TOTAL EXPENSES                            $ 20,468,652
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $    292,935
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    292,935
------------------------------------------------------

NET EXPENSES                              $ 20,175,717
------------------------------------------------------

NET INVESTMENT LOSS                       $ (6,265,714)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(91,011,072)
   Foreign currency transactions            (1,189,132)
------------------------------------------------------
NET REALIZED LOSS                         $(92,200,204)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $473,196,606
   Foreign currency                            (37,324)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $473,159,282
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $380,959,078
------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $374,693,364
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2003   AUGUST 31, 2002
----------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (6,265,714) $     (4,971,542)
   Net realized loss                           (92,200,204)     (100,316,370)
   Net change in unrealized
      appreciation (depreciation)              473,159,282      (395,693,662)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $    374,693,364  $   (500,981,574)
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $    461,854,115  $  1,104,949,066
   Withdrawals                                (415,838,181)     (622,079,554)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     46,015,934  $    482,869,512
----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $    420,709,298  $    (18,112,062)
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $  1,687,538,024  $  1,705,650,086
----------------------------------------------------------------------------
AT END OF YEAR                            $  2,108,247,322  $  1,687,538,024
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                         YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------------
                                     2003           2002           2001          2000         1999
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                   1.16%          1.05%          1.05%        1.09%        0.95%
   Interest expense                       --             --             --           --         0.01%
   Net expenses after
      custodian fee reduction           1.15%          1.03%          1.03%        1.05%        0.90%
   Net investment loss                 (0.36)%        (0.26)%        (0.27)%      (0.64)%      (0.42)%
Portfolio Turnover                        27%            38%            24%          31%          41%
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                        23.51%        (21.37)%           --           --           --
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $2,108,247     $1,687,538     $1,705,650     $962,712     $205,081
-----------------------------------------------------------------------------------------------------

 (1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2003, Eaton Vance Worldwide Health Sciences Fund had an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the mean of the last available bid and asked prices will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total operating expenses on the Statement of Operations.

 E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
-------------------------------------------
   Pursuant to the Advisory Agreement, OrbiMed Advisors LLC (formerly OrbiMed Advisors, Inc.) (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion, 0.55% of average net assets of $2 billion but less than $3 billion and 0.50% of average net assets of $3 billion and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 2003, the fee was equivalent to 0.89% of the Portfolio's average daily net assets and amounted to $15,719,349.

   Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee at the annual rate of 0.25% of the first $500 million in average daily net assets of the Portfolio, 0.23% of the next $500 million of average net assets, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. For the year ended August 31, 2003, the administration fee was 0.23% of average net assets and amounted to $4,011,629.

   Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2003, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $502,623,316 and $457,308,228, respectively, for the year ended August 31, 2003.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2003, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,929,036,537
    --------------------------------------------------------
    Gross unrealized appreciation             $  425,596,255
    Gross unrealized depreciation               (262,397,430)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  163,198,825
    --------------------------------------------------------

   The unrealized appreciation on foreign currency is $8,645.

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2003.

7 Restricted Securities
-------------------------------------------
   At August 31, 2003, the Portfolio owned the following securities (representing 0.52% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

                                                DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE     COST      FAIR VALUE
    --------------------------------------------------------------------------------------------
    COMMON STOCKS
    --------------------------------------------------------------------------------------------
    Cardiomedics, Inc.                          12/31/02        5,319   $         0  $         0
    Given Imaging Ltd.                           9/15/00      485,000     1,699,929    5,548,400
    --------------------------------------------------------------------------------------------
                                                                        $ 1,699,929  $ 5,548,400
    --------------------------------------------------------------------------------------------
    PREFERRED STOCKS
    --------------------------------------------------------------------------------------------
    Acadia Pharmaceuticals, Inc.                 5/05/00 -
                                                 3/20/03    1,063,212   $ 4,500,001  $ 2,870,673
    Memory Pharmaceutical Corp., Series C        6/21/00      400,000     1,000,000      860,000
    Memory Pharmaceutical Corp., Series D        3/04/02      441,861       950,001      950,001
    Predix Pharmaceuticals Holdings, Inc.,
     Series B                                    8/12/03       64,600     2,500,000      626,304
    --------------------------------------------------------------------------------------------
                                                                        $ 8,950,002  $ 5,306,978
    --------------------------------------------------------------------------------------------
    WARRANTS AND OPTIONS
    --------------------------------------------------------------------------------------------
    Given Imaging Warrants, Exp. 9/15/2011       8/30/01        1,283   $         0  $    10,187
    Orchid BioSciences, Inc. Options, Exp.
     7/24/11, 12/21/11                           7/24/01 -
                                                12/21/01        2,898             0            0
    Orchid BioSciences, Inc. Warrants,
     Exp. 5/24/2004                              5/24/99 -
                                                12/22/99      100,000             0        8,000
    --------------------------------------------------------------------------------------------
                                                                        $        --  $    18,187
    --------------------------------------------------------------------------------------------
                                                                        $10,649,931  $10,873,565
    --------------------------------------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2003, there were no outstanding obligations under these financial instruments.

9 Interestholder Meeting (Unaudited)
-------------------------------------------
   The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                              INTEREST IN THE PORTFOLIO
                                              -------------------------
    NOMINEE FOR TRUSTEE                       AFFIRMATIVE    WITHHOLD
    -------------------------------------------------------------------
    Jessica M. Bibliowicz                              99%          1%
    Donald R. Dwight                                   99%          1%
    James B. Hawkes                                    99%          1%
    Samuel L. Hayes, III                               99%          1%
    William H. Park                                    99%          1%
    Norton H. Reamer                                   99%          1%
    Lynn A. Stout                                      99%          1%

   Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF WORLDWIDE HEALTH SCIENCES PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2003, and the results of its operations, the changes in its net assets, and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2003

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE(S)

 Jessica M.               Trustee            Since 1998      President and Chief              191                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          193              Director of EVC
 11/9/41                                 Trust since 1989;   Chief Executive Officer
                                          of the Portfolio   of BMR, EVC, EVM and
                                             since 1996      EV; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 193 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV which
                                                             are affiliates of the
                                                             Trust and the
                                                             Portfolio.

 NONINTERESTED TRUSTEE(S)

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  193           Director of Tiffany &
 III                                     Trust since 1989;   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                  of the Portfolio   Banking Emeritus,                                 and Telect, Inc.
                                             since 1996      Harvard University                               (telecommunication
                                                             Graduate School of                               services company)
                                                             Business Administration.

 William H. Park          Trustee            Since 2003      President and Chief              190                    None
 9/19/47                                                     Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset
                                                             Management Corporation
                                                             (a holding company
                                                             owning institutional
                                                             investment management
                                                             firms) (1982-2001).

 Ronald A. Pearlman       Trustee            Since 2003      Professor of Law,                190                    None
 7/10/40                                                     Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 NONINTERESTED TRUSTEE(S) (CONTINUED)

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               193                   None
 9/21/35                                 Trust since 1989;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1996      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                193                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEE(S)

                            POSITION(S)               TERM OF
                              WITH THE               OFFICE AND
      NAME AND               TRUST AND               LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH           THE PORTFOLIO              SERVICE            DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------
 Thomas E. Faust       President of the Trust      Since 2002(3)     Executive Vice President of
 Jr.                                                                 EVM, BMR, EVC and EV; Chief
 5/31/58                                                             Investment Officer of EVM and
                                                                     BMR and Director of EVC. Chief
                                                                     Executive Officer of Belair
                                                                     Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar
                                                                     Capital Fund LLC, Belport
                                                                     Capital Fund LLC and Belrose
                                                                     Capital Fund LLC (private
                                                                     investment companies sponsored
                                                                     by EVM). Officer of 53
                                                                     registered investment
                                                                     companies managed by EVM or
                                                                     BMR.

 Gregory L. Coleman        Vice President            Since 2001      Partner of Atlanta Capital.
 10/28/49                   of the Trust                             Officer of 10 registered
                                                                     investment companies managed
                                                                     by EVM or BMR.

 Samuel D. Isaly(2)         President of           Since 2002(3)     Managing Partner of OrbiMed
 3/12/45                   the Portfolio                             Advisors LLC. Officer of 5
                                                                     registered investment
                                                                     companies managed by EVM or
                                                                     BMR.

 Duncan W.                 Vice President            Since 2002      Senior Vice President and
 Richardson               of the Portfolio                           Chief Equity Investment
 10/26/57                                                            Officer of EVM and BMR.
                                                                     Officer of 42 registered
                                                                     investment companies managed
                                                                     by EVM or BMR.

 James A. Womack           Vice President            Since 2001      Vice President of Atlanta
 11/20/68                   of the Trust                             Capital. Officer of 10
                                                                     registered investment
                                                                     companies managed by EVM or
                                                                     BMR.

 Alan R. Dynner              Secretary               Since 1997      Vice President, Secretary and
 10/10/40                                                            Chief Legal Officer of BMR,
                                                                     EVM, EVD, EV and EVC. Officer
                                                                     of 193 registered investment
                                                                     companies managed by EVM
                                                                     or BMR.

 Barbara E.          Treasurer of the Portfolio    Since 2002(3)     Vice President of EVM and BMR.
 Campbell                                                            Officer of 193 registered
 6/19/57                                                             investment companies managed
                                                                     by EVM or BMR.

 James L. O'Connor     Treasurer of the Trust        Since 1989      Vice President of BMR, EVM and
 4/1/45                                                              EVD. Officer of 115 registered
                                                                     investment companies managed
                                                                     by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY
      10017.
 (3) Prior to 2002, Mr. Isaly served as Vice President of the Portfolio since 1996, Mr. Faust served as Vice President of the Trust since 1999 and
      Ms. Campbell served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

        SPONSOR AND MANAGER OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
            AND ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                 ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
                              ORBIMED ADVISORS LLC
                                 767 3rd Avenue
                               New York, NY 10017

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               160 Federal Street
                                Boston, MA 02110


                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                          HSSRC
426-10/03

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob
H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)        Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)     Treasurer's Section 302 certification.
(a)(2)(ii)    President's Section 302 certification.
(b)           Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE GROWTH TRUST (ON BEHALF OF EATON VANCE WORLDWIDE HEALTH SCIENCES
FUND)


By:    /S/ Thomas E. Faust Jr.
       ----------------------------------------------
       Thomas E. Faust Jr.
       President


Date:  October 15, 2003
       ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /S/ James L. O'Connor
       ----------------------------------------------
       James L. O'Connor
       Treasurer


Date:  October 15, 2003
       ----------------


By:    /S/ Thomas E. Faust Jr.
       ----------------------------------------------
       Thomas E. Faust Jr.
       President


Date:  October 15, 2003
       ----------------